UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-197319	04-3583955
(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Corporate Center Drive Earth City, Missouri	63045
(Address of principal executive offices)	(Zip Code)

(314) 595-0100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Prior independent registered public accounting firm

The Audit Committee (the “Audit Committee”) of the Board of Directors of Interface Security Systems Holdings, Inc. (the “Company”) recently completed a competitive proposal process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2015. As a result of that process, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company's independent registered public accounting firm effective immediately following the Company's filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (“Second Quarter 2015 10-Q”). On August 12, 2015, the Company filed the Second Quarter 2015 10-Q and notified PwC of their dismissal.

The audit reports of PwC on the Company's consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s audit report dated March 31, 2015 on the December 31, 2014 consolidated financial statements contained an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern. As of May 1, 2014, PwC had also included an explanatory paragraph in their audit report expressing substantial doubt regarding the Company’s ability to continue as a going concern on the December 31, 2013 consolidated financial statements, which was subsequently removed in conjunction with the Company’s registration statement on Form S-4 to which the date is July 9, 2014.

During the years ended December 31, 2014 and 2013, and the subsequent interim period through August 12, 2015, there have been no (a) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years; or (b) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with such disclosures. A copy of PwC's letter dated August 17, 2015 is attached as Exhibit 16.1 hereto.

New independent registered public accounting firm

Contemporaneous with the decision to dismiss PwC, the Audit Committee also approved the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ended December 31, 2015.

During the years ended December 31, 2014 and 2013 and the subsequent interim period through August 12, 2015, the Company did not consult with Grant Thornton LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided by Grant Thornton LLP to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated August 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE SECURITY SYSTEMS HOLDINGS, INC.

By: /s/ Kenneth Obermeyer
Kenneth Obermeyer
Date: August 17, 2015	Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated August 17, 2015.